UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2006
ENSOURCE ENERGY INCOME FUND LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	01-32683 (Commission File Number)	20-2668934 (I.R.S. Employer Identification No.)

7500 San Felipe, Suite No. 440 Houston, Texas (Address of principal executive offices)	77063 (Zip Code)
Registrant’s telephone number, including area code:
(713) 659-1794
(888) 844-1784
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 18, 2006, Ensource Energy Income Fund LP, or the Partnership, delivered a letter to unitholders of Eastern American Natural Gas Trust, or the Trust, highlighting facts that such unitholders should consider in making their investment decision related to the offer by the Partnership to acquire control of the Trust. This letter was also included in a press release that was issued on the same day. A copy of the letter is attached hereto as Exhibit 99.1, and a copy of the press release is attached hereto as Exhibit 99.2. Both Exhibits 99.1 and 99.2 are incorporated by reference into this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
c) Exhibits

Exhibit Number	Description

99.1	Letter to Unitholders of Eastern American Natural Gas Trust (filed herewith).

99.2	Press release, dated August 18, 2006 (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSOURCE ENERGY INCOME FUND LP By: Ensource Energy LLC, its general partner
	By:	/s/ Scott W. Smith
Date: August 18, 2006		Name:	Scott W. Smith
		Title:	President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter to Unitholders of Eastern American Natural Gas Trust (filed herewith)

99.2	Press release, dated August 18, 2006 (filed herewith).